CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (Percentages shown based on Fund net assets)	February 28, 2023

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.7%
COMMUNICATION SERVICES - 6.2%
Entertainment - 3.6%
Netflix Inc.	821,900	$264,758,647	*
Sea Ltd., ADR	737,700	46,098,873	*

Total Entertainment		310,857,520

Interactive Media & Services - 2.6%
Meta Platforms Inc., Class A Shares	1,311,698	229,468,448	*

TOTAL COMMUNICATION SERVICES		540,325,968

CONSUMER DISCRETIONARY - 11.9%
Auto Components - 1.7%
Aptiv PLC	1,276,026	148,376,303	*

Automobiles - 0.9%
Tesla Inc.	386,800	79,568,628	*

Internet & Direct Marketing Retail - 5.7%
Amazon.com Inc.	5,378,680	506,833,017	*

Specialty Retail - 1.1%
Advance Auto Parts Inc.	661,456	95,884,662

Textiles, Apparel & Luxury Goods - 2.5%
NIKE Inc., Class B Shares	1,828,300	217,183,757

TOTAL CONSUMER DISCRETIONARY		1,047,846,367

CONSUMER STAPLES - 4.4%
Beverages - 2.6%
Monster Beverage Corp.	2,291,619	233,195,149	*

Personal Products - 1.8%
Estee Lauder Cos. Inc., Class A Shares	648,800	157,690,840

TOTAL CONSUMER STAPLES		390,885,989

FINANCIALS - 4.6%
Capital Markets - 2.8%
S&P Global Inc.	707,637	241,445,744

Insurance - 1.8%
Marsh & McLennan Cos. Inc.	981,800	159,189,052

TOTAL FINANCIALS		400,634,796

HEALTH CARE - 17.4%
Health Care Equipment & Supplies - 8.2%
Alcon Inc.	2,708,963	184,859,635
Dexcom Inc.	1,625,400	180,435,654	*
Intuitive Surgical Inc.	728,403	167,088,364	*
Stryker Corp.	694,800	182,649,024

Total Health Care Equipment & Supplies		715,032,677

Health Care Providers & Services - 4.0%
UnitedHealth Group Inc.	744,369	354,274,982

Life Sciences Tools & Services - 2.8%
Thermo Fisher Scientific Inc.	448,883	243,186,854

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2023 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	February 28, 2023

SECURITY	SHARES	VALUE
Pharmaceuticals - 2.4%
Zoetis Inc.	1,279,766	$213,720,922

TOTAL HEALTH CARE		1,526,215,435

INDUSTRIALS - 12.0%
Aerospace & Defense - 2.4%
Raytheon Technologies Corp.	2,155,345	211,417,791

Air Freight & Logistics - 2.1%
United Parcel Service Inc., Class B Shares	1,018,249	185,820,260

Electrical Equipment - 2.7%
Eaton Corp. PLC	1,344,009	235,107,495

Road & Rail - 1.7%
Uber Technologies Inc.	4,380,351	145,690,474	*

Trading Companies & Distributors - 3.1%
W.W. Grainger Inc.	406,681	271,837,781

TOTAL INDUSTRIALS		1,049,873,801

INFORMATION TECHNOLOGY - 38.0%
IT Services - 7.8%
PayPal Holdings Inc.	2,234,088	164,428,877	*
Visa Inc., Class A Shares	2,395,424	526,849,554

Total IT Services		691,278,431

Semiconductors & Semiconductor Equipment - 7.7%
ASML Holding NV, Registered Shares	274,197	169,379,713
Intel Corp.	2,602,400	64,877,832
NVIDIA Corp.	1,895,676	440,100,140

Total Semiconductors & Semiconductor Equipment		674,357,685

Software - 18.1%
Adobe Inc.	410,476	132,973,700	*
Atlassian Corp. Ltd., Class A Shares	718,613	118,089,674	*
Microsoft Corp.	2,555,062	637,283,564
Palo Alto Networks Inc.	1,158,634	218,251,887	*
Salesforce Inc.	1,127,391	184,452,442	*
Splunk Inc.	1,360,603	139,461,807	*
Unity Software Inc.	976,500	29,724,660	*
Workday Inc., Class A Shares	704,680	130,697,000	*

Total Software		1,590,934,734

Technology Hardware, Storage & Peripherals - 4.4%
Apple Inc.	2,606,577	384,235,516

TOTAL INFORMATION TECHNOLOGY		3,340,806,366

MATERIALS - 1.4%
Chemicals - 1.4%
Sherwin-Williams Co.	575,500	127,386,925

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Equinix Inc.	232,858	160,269,176

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2023 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	February 28, 2023

SECURITY		SHARES	VALUE
UTILITIES - 1.0%
Electric Utilities - 1.0%
NextEra Energy Inc.		1,213,200	$86,173,596

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $5,419,758,576)			8,670,418,419

	RATE
SHORT-TERM INVESTMENTS - 1.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	4.412%	82,687,494	82,687,494	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.509%	35,437,498	35,437,498	(a)(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $118,124,992)			118,124,992

TOTAL INVESTMENTS - 100.1% (Cost - $5,537,883,568)			8,788,543,411
Liabilities in Excess of Other Assets - (0.1)%			(5,043,998)

TOTAL NET ASSETS - 100.0%			$8,783,499,413

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2023, the total market value of investments in Affiliated Companies was $35,437,498 and the cost was $35,437,498 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2023 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

4

Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

5

Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$8,670,418,419	—	—	$8,670,418,419
Short-Term Investments†	118,124,992	—	—	118,124,992

Total Investments	$8,788,543,411	—	—	$8,788,543,411

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 28, 2023. The following transactions were effected in such company for the period ended February 28, 2023.

	Affiliate Value at November 30, 2022	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2023
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$5,724,606	$243,605,178	243,605,178	$213,892,286	213,892,286	—	$275,024	—	$35,437,498

6